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                                BASIC U.S. REIT, INC.

                                1996 STOCK OPTION PLAN



    1.   DEFINITIONS.
         As used in this Plan, the following definitions apply to the terms indicated below:

         A.   "BOARD" means the Board of Directors of the Company.

         B.   "COMPANY" means Basic U.S. REIT, Inc., a Maryland corporation.

         C. "FAIR MARKET VALUE" of a Share on a given day means, if the Shares are traded in a public market, the mean between the highest and lowest quoted selling prices of a Share as reported on the principal securities exchange on which the Shares are then listed or admitted to trading; or if not so reported, the mean between the highest and lowest quoted trading prices of a Share if traded on a national market system, or the mean between the highest asked price and the lowest bid price, as the case may be, as reported on the National Association of Securities Dealers Automated Quotation System. If the Shares shall not be so traded, the Fair Market Value shall be determined by the Board taking into account all relevant facts and circumstances.

         D. "GRANTEE" means a person who is either an Optionee or an Optionee-Shareholder.

         E. "INCENTIVE STOCK OPTION" means an option, whether granted under this Plan or otherwise, that qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

         F. "OPTION" means a right to purchase Shares, either now or hereafter owned by the Company as treasury stock or authorized but unissued, under the terms and conditions of this Plan as evidenced by an option certificate or agreement for Shares in such form, not inconsistent with this Plan, as the Board may adopt for general use or for specific cases from time to time.

         G. "OPTIONEE" means a person other than an Optionee-Shareholder to whom an option is granted under this Plan.

         H. "OPTIONEE-SHAREHOLDER" means a person to whom an Option is granted under this Plan and who at the time such Option is granted owns, actually or constructively, stock of the Company or of a Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of such Parent or Subsidiary.

         I. "NONQUALIFIED OPTION" means an Option that is not an Incentive Stock Option.

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         J.   "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         K. "PLAN" means this Basic U.S. REIT, Inc. 1996 Stock Option Plan, including any amendments to the Plan.

         L. "SHARE" means a share of the Company's common stock, par value $.01 per share.

         M. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations in the unbroken chain (other than the last corporation in the chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         N. Options shall be deemed "granted" under this Plan on the date on which the Board, by appropriate action, approves the grant of an Option hereunder or on such subsequent date as the Board may designate.

         O. As used herein, the masculine includes the feminine, the plural includes the singular, and the singular includes the plural.

    2.   PURPOSE.

         The purposes of the Plan are as follows:

         A. To secure for the Company and its shareholders the benefits arising from share ownership by those directors, officers and key employees of the Company and its Subsidiaries who will be responsible for the Company's future growth and continued success. The Plan is intended to provide an incentive to directors, officers and key employees by providing them with an opportunity to acquire an equity interest or increase an existing equity interest in the Company, thereby increasing their personal stake in its continued success and progress.

         B. To enable the Company and its Subsidiaries to obtain and retain the services of directors, officers and key employees, by providing them with an opportunity to acquire Shares under the terms and conditions and in the manner contemplated by this Plan.

    3.   PLAN ADOPTION AND TERM.

         A. This Plan shall become effective upon its adoption by the Board, and Options may be issued upon such adoption and from time to time thereafter; provided, however, that the approval of the Company's shareholders shall be obtained within 12 months of the date of adoption


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of the Plan.  If the Plan is not approved by the affirmative vote of the holders of a majority of all shares present in person or by proxy, at a duly called shareholders' meeting at which a quorum representing a majority of all voting stock is present in person or by proxy and voting on this Plan or by the unanimous written consent of all shareholders of the Company, then this Plan and all Options then outstanding under it shall forthwith automatically terminate and be of no force and effect.

         B. Subject to the provisions hereinafter contained relating to amendment or discontinuance, this Plan shall continue to be in effect for ten
(10) years from the date of adoption of this Plan by the Board. No Options may be granted hereunder except within such period of ten (10) years.

    4.   ADMINISTRATION OF PLAN.

         A. This Plan shall be administered by the Board. Except as otherwise expressly provided in this Plan, the Board shall have authority to interpret the provisions of the Plan, to construe the terms of any Option, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Options granted hereunder, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. Without limiting the foregoing, the Board shall, to the extent and in the manner contemplated herein, exercise the discretion granted to it to determine to whom Incentive Stock Options and Nonqualified Options shall be granted, how many Shares shall be subject to each such Option, whether a Grantee shall be required to surrender for cancellation an outstanding Option as a condition to the grant of a new Option, and the prices at which Shares shall be sold to Grantees. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency.

         B. No member of the Board shall be liable for any action taken or omitted or any determination made by him in good faith relating to the Plan, and the Company shall indemnify and hold harmless each member of the Board and each other employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission in connection with the Plan, unless arising out of such person's own fault or bad faith.

    5. ELIGIBILITY. Directors, officers and key employees of the Company and its Subsidiaries shall be eligible for selection by the Board to be granted Options. A Grantee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Board shall so determine. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary.

    6.   OPTIONS.


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         A.   Subject to adjustment as provided in Paragraph 13 hereof, Options may be granted pursuant to the Plan for the purchase of not more than an aggregate of 250,000 Shares; provided, however, that if prior to the termination of the Plan, an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

         B.   The aggregate fair market value (determined as of the time
Options are granted) of the stock with respect to which Incentive Stock Options may be or become exercisable for the first time by a Grantee during any calendar year (whether granted under this Plan or any other plan of the Company or any Parent or Subsidiary corporation) shall not exceed $100,000. To the extent an Incentive Stock Option may be or become exercisable in violation of this limitation, it shall be deemed to be a Nonqualified Option.

    7. OPTION PRICE. The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Board, but shall not be less than 100% of the Fair Market Value of such Share on the date the Option is granted (110% of the Fair Market Value of such Share on the date an Incentive Stock Option is granted to an Optionee-Shareholder).

    8. DURATION OF OPTIONS. Each Option and all rights thereunder shall expire and the Option shall no longer be exercisable on a date not later than five (5) years from the date on which the Option was granted, or such lesser period of time as the Board designates at the time of the grant of an Option. Options may expire and cease to be exercisable on such earlier date as the Board may determine at the time of grant. Options shall be subject to termination before their expiration dates as provided herein.

    9.   CONDITIONS RELATING TO EXERCISE OF OPTIONS.


         A. The Shares subject to any Option may be purchased at any time at least six (6) months after the date of grant and during the term of the Option, unless, at the time an Option is granted, the Board shall have fixed a different period or periods in which exercise must take place. To the extent an Option is not exercised when it initially becomes exercisable, or is exercised only in part, the Option or remaining part thereof shall not expire but shall be carried forward and shall be exercisable until the expiration or termination of the Option. Partial exercise as to whole Shares is permitted from time to time, provided that no partial exercise of an Option shall be for a number of Shares having a purchase price of less than $100.

         B. Except to the extent otherwise specified by the Board, no Option shall be transferable by the Grantee thereof other than by will or by the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Grantee only by such Grantee or, to the extent that such exercise would not prevent an Option from qualifying as an Incentive Stock Option under the Internal Revenue Code, by his or her guardian or legal representative.

         C. Certificates for Shares purchased upon exercise of Options shall be issued either in the name of the Grantee or in the name of the Grantee and another person jointly with the


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right of survivorship.  Such certificates shall be delivered as soon as practical following the date the Option is exercised.

         D. An Option shall be exercised by the delivery to the Company at its principal office, to the attention of its Secretary, of written notice of the number of Shares with respect to which the Option is being exercised, and of the name or names in which the certificate for the Shares is to be issued, and by paying the purchase price for the Shares. The purchase price shall be paid in cash or by certified check or bank cashier's check.

         E. Notwithstanding any other provision in this Plan, no Option may be exercised unless and until (i) this Plan has been approved by the shareholders of the Company, and (ii) the Shares to be issued upon the exercise thereof have been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable Federal or state securities laws any Shares to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option or the issuance and sale of Shares subject to such Option. If the Company chooses to comply with such an exemption from registration, the certificates for Shares issued under the Plan may, at the direction of the Board, bear an appropriate legend restricting the transfer or pledge of the Shares represented thereby, and the Board may also give appropriate stop-transfer instructions to the transfer agent of the Company.

         F. Any person exercising an Option or transferring or receiving Shares shall comply with all regulations and requirements of any governmental authority having jurisdiction over the issuance, transfer or sale of securities of the Company or over the extension of credit for the purposes of purchasing or carrying any margin securities, or the requirements of any stock exchange or national market or automated quotation system on which the Shares may be listed, and as a condition to receiving any Shares, shall execute all such instruments as the Board in its sole discretion may deem necessary or advisable.

         G. Each Option shall be subject to the requirement that if the Board shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange, national market or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effective or obtained free of any conditions not acceptable to the Board.

    10.  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

         A. In the event of termination of a Grantee's employment or membership on the Board for any reason except for cause, any outstanding Option held by such Grantee shall, to the extent such Option was exercisable prior to such termination, remain exercisable at any time prior to its expiration date or, if earlier, the 90th day after such termination.


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         B.   In the event of a Grantee's removal from the Board or discharge from employment for cause, all rights of any kind under any outstanding Option held by such Grantee shall immediately lapse and terminate. For purposes of this Agreement, cause means willful misconduct that relates to the Company.

         C. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Board. Transfer of employment between the Company and a Subsidiary corporation or between one Subsidiary corporation and another shall not constitute termination of employment.

    11. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan or in any Option shall confer upon any Grantee any right with respect to the continuation of his or her employment by the Company or a Subsidiary or interfere in any way with the right of the Company or a Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Grantee from the rate in existence at the time of the grant of an Option.

    12. RIGHTS AS A SHAREHOLDER. The Grantee of an Option shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a certificate to him for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date of issuance of such certificate.

    13. ANTI-DILUTION PROVISION. In case the Company shall (i) declare a dividend or dividends on its Shares payable in shares of its capital stock, (ii) subdivide its outstanding Shares, (iii) combine its outstanding Shares into a smaller number of Shares, or (iv) issue any shares of capital stock by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares authorized under the Plan will be adjusted proportionately. Similarly, in any such event, the Board may make such adjustments in the number of Shares subject to unexercised Options and the Option prices as it deems equitable.

    14. WITHHOLDING TAXES. Whenever an Option is to be exercised under the Plan, the Company shall have the right to require the Grantee, as a condition of exercise of the Option, to remit to the Company an amount sufficient to satisfy the Company's (or a Subsidiary's) federal, state and local withholding tax obligation, if any, that will, in the sole opinion of the Board, result from the exercise.

    15. AMENDMENT OF THE PLAN. The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareholder approval, the Board may not (a) increase the number of Shares which may be issued under the Plan, or (b) modify the requirements as to eligibility for participation under the Plan. The termination or modification or amendment of the Plan shall not, without the consent of a Grantee, affect his rights under an


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Option previously granted to him or her.  With the consent of the Grantee, the
Board may amend outstanding Options in a manner not inconsistent with the Plan.

    16.  MISCELLANEOUS.

         A. It is expressly understood that this Plan grants powers to the Board but does not require their exercise; nor shall any person, by reason of the adoption of this Plan, be deemed to be entitled to the grant of any Option; nor shall any rights begin to accrue under the Plan except as Options may be granted hereunder.

         B. All expenses of the Plan, including the cost of maintaining records, shall be borne by the Company.

    17. GOVERNING LAW. This Plan and all rights hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.


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